Exhibit 99.1

NETGEAR

NEWS RELEASE

NETGEAR to Purchase Customer Networking Solutions Business

of Westell Technologies, Inc.

Acquisition Will Make NETGEAR a Leader in the U.S. Telecom

Customer Broadband Networking Equipment Market

SAN JOSE, Calif. – March 18, 2011 – NETGEAR®, Inc. (NASDAQGM: NTGR), a global networking company that delivers innovative products to consumers, businesses and service providers, today announced the execution of a definitive agreement to acquire substantially all of the assets of the Customer Networking Solutions (“CNS”) division of Westell Technologies, Inc.

The CNS division of Westell is a leading provider of carrier class broadband networking products to U.S. telecommunications service providers. Its CNS family of products enables high-speed transport and networking of voice, data, video and other advanced services over existing copper and fiber infrastructures.

Under the terms of the agreement, NETGEAR will pay approximately $33.5 million in cash out of existing reserves for substantially all of the assets of Westell’s CNS division, with the exception of certain customer relationships which Westell will retain. Westell will also retain its HomeCloud product line. The business relating to the assets that NETGEAR is acquiring generated approximately $39.5 million in net revenue for Westell during the twelve month period ended December 31, 2010. The acquisition is subject to various customary closing conditions, including the execution of certain third party consents, and is currently expected to close in NETGEAR’s second fiscal quarter. NETGEAR anticipates integration of the business to take approximately 3 months following the closing. More detailed information will be provided when NETGEAR presents its fiscal first quarter results at the end of April.

“This transaction will position NETGEAR as a leader in the U.S. telecommunications service provider home network equipment market. The addition of the CNS customer base that we are acquiring will allow us to accelerate our service provider revenue growth and strengthen our market position among North America Telecommunications operators. We believe that following completion of integration of the CNS business into NETGEAR that the transaction will not have an adverse impact on our overall company operating margins,” said Patrick Lo, Chairman and CEO of NETGEAR.

Michael Clegg, Senior Vice President and General Manager of NETGEAR’s service provider business unit, said “Our combination with Westell’s CNS division will create significant benefits for our customers, including access to a broader selection of products and enhanced customer services and support. We’re also excited about the opportunity to open up our entire portfolio of products to the customers we are gaining from the CNS customer base and our ability to leverage CNS’ proprietary technology to the rest of our service provider customers worldwide. We are delighted to welcome their talented people onto our team and look forward to a brighter future together.”

Rick Gilbert, Chairman and CEO of Westell, said “NETGEAR will give our CNS division a solid platform for growth, as well as the additional opportunities and resources that come from being part of a large global organization focused solely on customer broadband networking products. Together, the combined entity will be able to build on our proven track record of success and market leadership to bring new benefits to CNS customers and employees alike. We look forward to working with NETGEAR’s management team to achieve a smooth and rapid integration of the two businesses.”

Under the terms of the transaction, NETGEAR is acquiring a select team of Westell employees, including the CNS sales and marketing team, most of its customer base, its core CNS product and test engineering teams, nineteen patents and pending patent applications, proprietary technologies, current products, and products in development. The addition of CNS’ seasoned engineering teams forms a dedicated, world-class group focused on hardware, software, and technology for customer broadband networking products.

About Westell Technologies, Inc.

Westell Technologies, Inc., headquartered in Aurora, Illinois, is a holding company for Westell, Inc. and Conference Plus, Inc. Westell, Inc. designs, distributes, markets and services a broad range of broadband customer-premises equipment, digital transmission, remote monitoring, power distribution and demarcation products used by telephone companies and other telecommunications service providers. Conference Plus, Inc. is a leading global provider of audio, web, video and IP conferencing services. Additional information can be obtained by visiting http://www.westell.com and http://www.conferenceplus.com.

About NETGEAR, Inc.

NETGEAR (NASDAQGM: NTGR) is a global networking company that delivers innovative products to consumers, businesses and service providers. For consumers, the company makes high performance, dependable and easy to use home networking, storage and digital media products to connect people with the Internet and their content and devices. For businesses, NETGEAR provides networking, storage and security solutions without the cost and complexity of Big IT. The company also supplies top service providers with retail proven, whole home solutions for their customers. NETGEAR products are built on a variety of proven technologies such as wireless, Ethernet and powerline, with a focus on reliability and ease-of-use. NETGEAR products are sold in over 28,000 retail locations around the globe, and through more than 37,000 value-added resellers. The company’s headquarters are in San Jose, Calif., with additional offices in 25 countries. NETGEAR is an ENERGY STAR partner. More information is available at http://www.netgear.com/ or by calling (408) 907-8000. Connect with NETGEAR at http://twitter.com/NETGEAR and http://www.facebook.com/NETGEAR.

© 2011 NETGEAR, Inc. NETGEAR and the NETGEAR logo are trademarks or registered trademarks of NETGEAR, Inc. in the United States and/or other countries. Other brand and product names are trademarks or registered trademarks of their respective holders. The information contained herein is subject to change without notice. NETGEAR shall not be liable for technical or editorial errors or omissions contained herein. All rights reserved.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 for NETGEAR, Inc.:

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Specifically, statements concerning the anticipated acquisition of the assets of the Customer Networking Solutions business of Westell Technologies, Inc. and the timing of such transaction, NETGEAR’s ability to become a leader in the U.S. telecommunications customer broadband networking equipment market, NETGEAR’s ability to integrate the acquisition in the time referenced, NETGEAR’s ability to accelerate its service provider customer revenue growth and strengthen its market position, NETGEAR’s belief that the transaction will not have an adverse impact on the company’s overall operating margin following completion of integration, the contribution of CNS’ products, technology and personnel to NETGEAR’s future business and product lines, and the expected performance characteristics, specifications, market acceptance, market growth, specific uses, user feedback and market position of NETGEAR’s products and technology are forward-looking statements within the meaning of the Safe Harbor. These statements are based on management’s current expectations and are subject to certain risks and uncertainties, including, without limitation, the following: the consummation of the acquisition of the Customer Networking Solutions business of Westell Technologies, Inc. depends upon the satisfaction of a number of closing conditions which may not be met; NETGEAR may not be successful in integrating CNS’ products, technology and personnel; NETGEAR may not be able to retain CNS’ existing customer base, the actual price, performance and ease of use of CNS’ products may not meet the price, performance and ease of use requirements of customers; product performance may be adversely affected by real world operating conditions; the ability of NETGEAR to market and sell its products and technology, the impact and pricing of competing products and the introduction of alternative technological solutions. Further information on potential risk factors that could affect NETGEAR and its business are detailed in the Company’s periodic filings with the Securities and Exchange Commission, including, but not limited to, those risks and uncertainties listed in the section entitled “Part II - Item 1A. Risk Factors,” pages 11 through 29, in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010, filed with the Securities and Exchange Commission on February 28, 2011. NETGEAR undertakes no obligation to release publicly any revisions to any forward-looking statements contained herein to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

Contacts:

Joseph Villalta

The Ruth Group

(646) 536-7003

jvillalta@theruthgroup.com

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